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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                               SCHEDULE 13E-3/A

                            (AMENDMENT NO. 3)
                       RULE 13E-3 TRANSACTION STATEMENT
      (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                               ----------------

                         IPC INFORMATION SYSTEMS, INC.
                               (NAME OF ISSUER)

                               ----------------

                         IPC INFORMATION SYSTEMS, INC.
                            RICHARD P. KLEINKNECHT
                       (NAME OF PERSON FILING STATEMENT)
   COMMON STOCK, PAR VALUE $0.01 PER                 58-1636502
                 SHARE                     (I.R.S. EMPLOYER IDENTIFICATION
    (TITLE OF CLASS OF SECURITIES)                     NUMBER)

                               ----------------

                             DANIEL UTEVSKY, ESQ.
                      VICE PRESIDENT AND GENERAL COUNSEL
                         IPC INFORMATION SYSTEMS, INC.
                                88 PINE STREET
                              NEW YORK, NY 10005
     (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSONS AUTHORIZED TO RECEIVE
       NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON FILING STATEMENT)

                               ----------------

                                WITH COPIES TO:
        THOMAS N. TALLEY, ESQ.                 PHILIP H. WERNER, ESQ.
        THACHER PROFFITT & WOOD              MORGAN, LEWIS & BOCKIUS LLP
        TWO WORLD TRADE CENTER                     101 PARK AVENUE
       NEW YORK, NEW YORK 10048               NEW YORK, NEW YORK 10178

  This statement is filed in connection with (check the appropriate box):

  (a)
    [X]The filing of solicitation materials or an information statement to Regulation 14A [17 CFR 240.14a-1 to 240.14a-103] Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [240.13e-3(c)] under the Securities Exchange Act of 1934.

  (b)
    [X]The filing of a registration statement under the Securities Act of 1933.

  (c)
    [_]A tender offer.

  (d)
    [_]None of the above.

  Check the following box if soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]

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

                        CALCULATION OF REGISTRATION FEE

        TRANSACTION VALUATION                     AMOUNT OF FILING FEE
             ----------                                  --------
            $*222,556,935                                $44,511

  IPC Information Systems, Inc., a Delaware corporation (the "Company"), hereby submits its Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3"). The Schedule 13E-3 relates to an Amended and Restated Agreement and Plan of Merger dated as of December 18, 1997 (the "Merger Agreement") between the Company and Arizona Acquisition Corp. ("AAC"), a Delaware corporation, pursuant to which AAC will be merged with and into the Company (the "Merger"). Pursuant to the Merger, each share of common stock, par value $0.01 per share, of the Company or any of its subsidiaries issued and outstanding immediately prior to the effective time of the Merger ("IPC Common Stock") (other than (i) shares of IPC Common Stock held by the Company as treasury stock, which shares shall be canceled; (ii) shares of IPC Common Stock as to which appraisal rights have been exercised and (iii) fractional shares) will be, subject to certain limitations, converted at the election of the holder thereof, subject to the terms described in the proxy statement/prospectus of the Company (the "Proxy Statement/Prospectus"), into
(a) the right to receive $21.00 in cash, or (b) the right to retain one fully paid and nonassessable share of common stock of the surviving corporation following the Merger ("Surviving Corporation Common Stock").

  This Schedule 13E-3, as amended hereby, is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Proxy Statement/Prospectus, as amended, was filed by the Company with the Securities and Exchange Commission (the "Commission") immediately prior to the filing of this Schedule 13E-3.

  The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement/Prospectus (or the Company's Registration Statement on Form S-4, as amended (the "Registration Statement"), filed by the Company with the Commission on the date hereof, of the information required to be included in response to the items of this Schedule 13E-3. The information in the Proxy Statement/Prospectus and the Registration Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference, and the responses to each item in this Schedule 13E-3 are qualified in their entirety by the provisions of the Proxy Statement/Prospectus and the Registration Statement.

--------
* For purposes of calculation of fee only, this amount is based on (i) 10,739,446 (the number of shares of IPC Common Stock outstanding as of January 26, 1998) minus 3,809,524 (the number of shares of IPC Common Stock to be exchanged for Surviving Corporation Common Stock) multiplied by $21 (the cash consideration per share of IPC Common Stock), plus (ii) 3,809,524 (the number of shares of IPC Common Stock to be exchanged for Surviving Corporation Common Stock) multiplied by $20.22 (the average of the high and low sales prices of the IPC Common Stock on the Nasdaq National Market on February 12, 1998), which sum has been multiplied by 1/50 of one percent. As permitted by Rule 0-11(a) under the Securities Exchange Act of 1934, the amount paid by the Company indicated below has been subtracted, and the balance ($0) transferred by electronic funds transfer to the Commission.
[X]Check box if any part of the fee is offset by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  Amount Previously Paid: $23,600
  Form or Registration No.: Registration Statement on Form S-4, Filed February 13, 1998.
  Amount Previously Paid: $46,315
  Filing Parties: IPC Information Systems, Inc. and Richard P. Kleinknecht Date Filed: February 13, 1998

                             CROSS REFERENCE SHEET

                                              WHERE LOCATED IN
          ITEM IN                        PROXY STATEMENT/PROSPECTUS
      SCHEDULE 13E-3                      OR REGISTRATION STATEMENT
      --------------                     --------------------------
Item 1(a).................. Cover Page; SUMMARY--Parties to the Merger--IPC
                            Information Systems, Inc.
Item 1(b).................. STOCK PRICE AND DIVIDEND INFORMATION; THE ANNUAL
                            MEETING--Vote Required; DESCRIPTION OF IPC CAPITAL
                            STOCK
Item 1(c)-(d).............. Page 3; STOCK PRICE AND DIVIDEND INFORMATION;
                            FINANCIAL STATEMENTS OF THE COMPANY--Consolidated
                            Statements of Stockholder's Equity
Item 1(e).................. **
Item 1(f).................. **
Item 2(a).................. This Schedule 13E-3 is being filed by the issuer and
                            Richard P. Kleinknecht.
Item 2(b).................. IPC Information Systems, Inc. Wall Street Plaza, 88
                            Pine Street, New York, N.Y. 10005
Item 2(c).................. Chairman and Director of IPC Information Systems,
                            Inc.
Item 2(d).................. See PROPOSAL 4--ELECTION OF DIRECTORS--Nominees for
                            Election as Directors
Item 2(e)-(f).............. None
Item 2(g).................. United States of America
Item 3(a)(1)-(2)........... THE MERGER--Ancillary Agreements; SPECIAL
                            FACTORS--Background of the Merger;
                            MANAGEMENT--Employment Agreements
Item 3(b).................. SPECIAL FACTORS--Background of the Merger;--Effect
                            on IPC Employee Benefit Plans;--Interests of Certain
                            Persons in the Merger; THE MERGER--Ancillary
                            Agreements; MANAGEMENT FOLLOWING THE MERGER;
                            PROPOSAL 3--NEW STOCK INCENTIVE PLAN; PROPOSAL 4--
                            ELECTION OF DIRECTORS;
                            ANNEX C
Item 4(a).................. Pages 1-4; SUMMARY; THE MERGER; PROPOSAL 3--NEW
                            STOCK INCENTIVE PLAN; ANNEX C
Item 4(b).................. SPECIAL FACTORS--Effect on IPC Employee Benefit
                            Plans;--Interests of Certain Persons in the Merger;
                            THE MERGER--Merger Consideration; PROPOSAL 3--NEW
                            STOCK INCENTIVE PLAN; ANNEX C
Item 5(a)-(g).............. SUMMARY; RISK FACTORS; THE MERGER; DESCRIPTION OF
                            IPC CAPITAL STOCK; MANAGEMENT FOLLOWING THE MERGER
Item 6(a), (c)(1)-(2)...... SUMMARY--The Merger;--Merger Consideration;--Merger
                            Financing; THE MERGER--Merger Consideration;--Merger
                            Financing

                                              WHERE LOCATED IN
          ITEM IN                        PROXY STATEMENT/PROSPECTUS
      SCHEDULE 13E-3                      OR REGISTRATION STATEMENT
      --------------                     --------------------------
Item 6(b).................. SUMMARY--The Annual Meeting; THE ANNUAL MEETING--
                            Solicitation of Proxies; THE MERGER--Certain Fees
                            and Expenses; FINANCIAL STATEMENTS OF THE COMPANY--
                            Notes to Consolidated Financial Statements
Item 6(d).................. **
Item 7(a)-(c).............. SUMMARY--The Annual Meeting;--Special Factors--
                            Background of the Merger;--Board Recommendation;
                            Opinion of Financial Advisor to the IPC Board;
                            SPECIAL FACTORS--Background of the Merger;--
                            Recommendation of the IPC Board; Reasons for the
                            Merger;--Opinion of Financial Advisor
Item 7(d).................. SUMMARY--Special Factors--Effects of the Merger;
                            Effective Time--Advantages and Disadvantages of the
                            Merger;--Interests of Certain Persons in the
                            Merger;--Management of the Surviving Corporation
                            After the Merger;--Certain Differences in
                            Stockholder Rights;--Risk Factors; RISK FACTORS;
                            SPECIAL FACTORS--Effects of the Merger; Effective
                            Time of the Merger;--Federal Income Tax
                            Consequences;--Resale of Surviving Corporation
                            Common Stock Following the Merger;--Interests of
                            Certain Persons in the Merger; MANAGEMENT FOLLOWING
                            THE MERGER; COMPARISON OF CERTAIN RIGHTS OF
                            STOCKHOLDERS
Item 8(a-b)................ SUMMARY--The Annual Meeting;--Special Factors--Board
                            Recommendation; Opinion of Financial Advisor to the
                            IPC Board;--Advantages and Disadvantages of the
                            Merger; THE ANNUAL MEETING; SPECIAL FACTORS--
                            Background of the Merger;--Recommendation of the IPC
                            Board; Reasons for the Merger;--Opinion of Financial
                            Advisor; ANNEX E-1; ANNEX E-2; FINANCIAL STATEMENTS
                            OF THE COMPANY--Notes to Consolidated Financial
                            Statements
Item 8(c).................. SUMMARY--The Annual Meeting; THE ANNUAL MEETING;
                            SPECIAL FACTORS--Recommendation of the IPC Board;
                            Reasons for the Merger
Item 8(d).................. SPECIAL FACTORS--Recommendation of the IPC Board;
                            Reasons for the Merger
Item 8(e).................. THE ANNUAL MEETING--Recommendation of the IPC Board;
                            SPECIAL FACTORS--Recommendation of the IPC Board;
                            Reasons for the Merger; --Background of the Merger
Item 8(f).................. **
Item 9(a-c)................ SUMMARY--Special Factors--Board Recommendation;
                            Opinion of Financial Advisor to the IPC Board;
                            SPECIAL FACTORS--Opinion of Financial Advisor; ANNEX
                            E-1; ANNEX E-2
Item 10(a)................. SUMMARY; SPECIAL FACTORS--Interests of Certain
                            Persons in the Merger; IPC ANNUAL MEETING--OTHER
                            MATTERS--Security Ownership of Certain Beneficial
                            Owners and Management

                                              WHERE LOCATED IN
          ITEM IN                        PROXY STATEMENT/PROSPECTUS
      SCHEDULE 13E-3                      OR REGISTRATION STATEMENT
      --------------                     --------------------------
Item 10(b)................. **
Item 11.................... SUMMARY; SPECIAL FACTORS; THE MERGER; IPC ANNUAL
                            MEETING--OTHER MATTERS; PROPOSAL 3-- NEW STOCK
                            INCENTIVE PLAN; PROPOSAL 4--ELECTION OF DIRECTORS;
                            MANAGEMENT; ANNEX A; ANNEX C; ANNEX D
Item 12(a-b)............... SUMMARY; SPECIAL FACTORS; THE MERGER; THE ANNUAL
                            MEETING; ANNEX A; ANNEX D
Item 13(a)................. SUMMARY--The Merger--Dissenters' Rights; THE ANNUAL
                            MEETING--Dissenters' Rights; THE MERGER--Dissenters'
                            Rights; ANNEX F
Item 13(b)................. **
Item 13(c)................. **
Item 14(a)................. SUMMARY SELECTED HISTORICAL AND UNAUDITED PRO FORMA
                            CONDENSED CONSOLIDATED FINANCIAL DATA; INDEX TO
                            FINANCIAL STATEMENTS; UNAUDITED PRO FORMA
                            CONSOLIDATED FINANCIAL INFORMATION
Item 14(b)................. SUMMARY SELECTED HISTORICAL AND UNAUDITED PRO FORMA
                            CONDENSED CONSOLIDATED FINANCIAL DATA; INDEX TO
                            FINANCIAL STATEMENTS
Item 15(a)-(b)............. SUMMARY--The Annual Meeting--Solicitation of
                            Proxies; THE MERGER--Ancillary Agreements;
                            THE ANNUAL MEETING--Solicitation of Proxies;
                            MANAGEMENT--Employment Agreements
Item 16.................... **
Item 17(a)................. **
Item 17(b)................. ANNEX E-1; ANNEX E-2
Item 17(c)................. ANNEX A; ANNEX D; Exhibits 10.2.2, 10.3.2, 10.15 and
                            10.16 of the Registration Statement
Item 17(d)................. Proxy Statement/Prospectus and related Notice of
                            Special Meeting and Proxy
Item 17(e)................. ANNEX F
Item 17(f)................. **

** The Item is inapplicable or the answer thereto is in the negative.

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

  (a) The information set forth on the cover page of, and under "SUMMARY-- Parties to the Merger--IPC Information Systems, Inc." in the Proxy Statement/Prospectus is incorporated herein by reference.

  (b) The information set forth under "STOCK PRICE AND DIVIDEND INFORMATION," "THE ANNUAL MEETING--Vote Required" and "DESCRIPTION OF IPC CAPITAL STOCK" is incorporated herein by reference.

  (c)-(d) The information set forth on Page 3 and under "STOCK PRICE AND DIVIDEND INFORMATION" and "FINANCIAL STATEMENTS OF THE COMPANY--Consolidated Statements of Stockholder's Equity" is incorporated herein by reference.

  (e) Not applicable.

  (f) Not applicable.

ITEM  2. IDENTITY AND BACKGROUND.

  (a) This Schedule 13E-3 is being filed by IPC Information Systems, Inc. and by Richard P. Kleinknecht.

  (b) The business address of Richard P. Kleinknecht is c/o IPC Information Systems, Inc., Wall Street Plaza, 88 Pine Street, New York, N.Y. 10005.

  (c) Richard P. Kleinknecht is presently employed as Chairman and as a director of IPC.

  (d) The information set forth under "PROPOSAL 4--ELECTION OF DIRECTORS-- Nominees for Election as Directors" is incorporated herein by reference.

  (e) Richard P. Kleinknecht has not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

  (f) Richard P. Kleinknecht has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction.

  (g) Richard P. Kleinknecht is a citizen of the United States of America.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

  (a)(1)-(2) The information set forth under "THE MERGER--Ancillary Agreements," "SPECIAL FACTORS--Background of the Merger" and "MANAGEMENT-- Employment Agreements."

  (b) The information set forth under "SPECIAL FACTORS--Background of the Merger;--Effect on IPC Employee Benefit Plans;--Interests of Certain Persons in the Merger," "THE MERGER--Ancillary Agreements," "MANAGEMENT FOLLOWING THE MERGER," "PROPOSAL 3--NEW STOCK INCENTIVE PLAN," "PROPOSAL 4--ELECTION OF DIRECTORS" and "ANNEX C" is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.

  (a) The information set forth on pages 1-4, and under "SUMMARY," "THE MERGER," "PROPOSAL 3--NEW STOCK INCENTIVE PLAN" and "ANNEX C" is incorporated herein by reference.

  (b) The information set forth under "SPECIAL FACTORS--Effect on IPC Employee Benefit Plans;--Interests of Certain Persons in the Merger," "THE MERGER-- Merger Consideration," "PROPOSAL 3--NEW STOCK INCENTIVE PLAN" and "ANNEX C" is incorporated herein by reference.

ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

  (a)-(g) The information set forth under "SUMMARY," "RISK FACTORS," "THE MERGER," "DESCRIPTION OF IPC CAPITAL STOCK" and "MANAGEMENT FOLLOWING THE MERGER" is incorporated herein by reference.

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

  (a), (c)(1)-(2) The information set forth under "SUMMARY--The Merger;-- Merger Consideration;--Merger Financing" and "THE MERGER--Merger
Consideration;--Merger Financing" is incorporated herein by reference.

  (b) The information set forth under "SUMMARY--The Annual Meeting," "THE ANNUAL MEETING--Solicitation of Proxies," "THE MERGER--Certain Fees and Expenses" and "FINANCIAL STATEMENTS OF THE COMPANY--Notes to Consolidated Financial Statements" is incorporated herein by reference.

  (c) Not applicable.

ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

  (a)-(c) The information set forth under "SUMMARY--The Annual Meeting;-- Special Factors--Board Recommendation; Opinion of Financial Advisor to the IPC Board" and "SPECIAL FACTORS--Background of the Merger;--Recommendation of the IPC Board; Reasons for the Merger;--Opinion of Financial Advisor" is incorporated herein by reference.

  (d) The information set forth under "SUMMARY--Special Factors--Effects of the Merger; Effective Time;--Advantages and Disadvantages of the Merger;-- Interests of Certain Persons in the Merger;--Management of the Surviving Corporation After the Merger;--Certain Differences in Stockholder Rights;-- Risk Factors," "RISK FACTORS," "SPECIAL FACTORS--Effects of the Merger; Effective Time of the Merger;--Federal Income Tax Consequences;--Resale of Surviving Corporation Common Stock following the Merger;--Interests of Certain Persons in the Merger," "MANAGEMENT FOLLOWING THE MERGER" and "COMPARISON OF CERTAIN RIGHTS OF STOCKHOLDERS" is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION.

  (a)-(b) The information set forth under "SUMMARY--The Annual Meeting;-- Special Factors--Board Recommendation; Opinion of Financial Advisor to the IPC Board;--Advantages and Disadvantages of the Merger," "THE ANNUAL MEETING," "SPECIAL FACTORS--Background of the Merger;--Recommendation of the IPC Board; Reasons for the Merger;--Opinion of Financial Advisor," "ANNEX E-1," "ANNEX E-2" and "FINANCIAL STATEMENTS OF THE COMPANY--Notes to Consolidated Financial Statements" is incorporated herein by reference.

  (c) The information set forth under "SUMMARY--The Annual Meeting," "THE ANNUAL MEETING" and "SPECIAL FACTORS--Recommendation of the IPC Board; Reasons for the Merger" is incorporated herein by reference.

  (d) The information set forth under "SPECIAL FACTORS--Recommendation of the IPC Board; Reasons for the Merger" is hereby incorporated by reference.

  (e) The information set forth under "SUMMARY--The Annual Meeting," "THE ANNUAL MEETING," "SPECIAL FACTORS--Recommendation of the IPC Board; Reasons for the Merger," "--Background of the Merger" is incorporated herein by reference.

  (f) Not applicable.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

  (a)-(c) The information set forth under "SUMMARY--Special Factors--Board Recommendation; Opinion of Financial Advisor to the IPC Board," "SPECIAL FACTORS--Opinion of Financial Advisor," "ANNEX E-1" and "ANNEX E-2" is incorporated herein by reference.

  (c) The Opinion of Deutsche Morgan Grenfell Inc., dated December 17, 1997 and the subsequent confirmation of that Opinion dated April 8, 1998 (Annexes E-1 and E-2 to the Proxy Statement/Prospectus), and the materials presented to the IPC Board of Directors on May 8, 1997 (included herein as Exhibit (b)
(ii)) and IPC management by Deutsche Morgan Grenfell Inc. on July 16, 1997 (included herein as Exhibit (b) (iii)), shall be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the Company or his representative who has been so designated in writing.

ITEM 10. INTERESTS IN SECURITIES OF THE ISSUER.

  (a) The information set forth under "SUMMARY," "SPECIAL FACTORS--Interests of Certain Persons in the Merger" and "IPC ANNUAL MEETING--OTHER MATTERS-- Security Ownership of Certain Beneficial Owners and Management" is incorporated herein by reference.

  (b) No transactions of the type required to be disclosed by Item 10(b) have been effected in the past 60 days.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

  The information set forth under "SUMMARY," "SPECIAL FACTORS," "THE MERGER," "IPC ANNUAL MEETING--OTHER MATTERS," "PROPOSAL 3--NEW STOCK INCENTIVE PLAN," "PROPOSAL 4--ELECTION OF DIRECTORS," "MANAGEMENT," "ANNEX A," "ANNEX C" and "ANNEX D" is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

  (a)-(b) The information set forth under "SUMMARY," "SPECIAL FACTORS," "THE MERGER," "THE ANNUAL MEETING," "ANNEX A" and "ANNEX D" is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

  (a) The information set forth under "SUMMARY--The Merger--Dissenters' Rights," "THE ANNUAL MEETING--Dissenters' Rights," "THE MERGER--Dissenters' Rights" and "ANNEX F" is incorporated herein by reference.

  (b) Not applicable.

  (c) Not applicable.

ITEM 14. FINANCIAL INFORMATION.

  (a) The information set forth under "SUMMARY SELECTED HISTORICAL AND UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA" and "INDEX TO FINANCIAL STATEMENTS" is incorporated herein by reference.

  (b) The information set forth under "SUMMARY SELECTED HISTORICAL AND UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA," "INDEX TO FINANCIAL STATEMENTS" and "UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION" is incorporated herein by reference.

                                    (A)-(B)

                                         IPC INFORMATION SYSTEMS, INC.
                               -------------------------------------------------
                                AT SEPTEMBER 30, 1997     AT DECEMBER 31, 1997
                               ------------------------ ------------------------
                               HISTORICAL  PRO FORMA(1) HISTORICAL  PRO FORMA(1)
                               ----------- ------------ ----------- ------------
Book value per share.........  $      7.19  $   (19.06) $      7.57  $   (17.98)
Shares issued and oustanding.   10,690,460   4,063,492   10,737,779   4,063,492

--------
(1) Reflects the Merger Transactions (as defined in the Proxy
    Statement/Prospectus) as if such transactions occurred on such dates as indicated.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

  (a)-(b) The information set forth under "SUMMARY--The Annual Meeting-- Solicitation of Proxies," "THE MERGER--Ancillary Agreements," "THE ANNUAL MEETING--Solicitation of Proxies" and "MANAGEMENT--Employment Agreements" is incorporated herein by reference.

ITEM 16. ADDITIONAL INFORMATION.

  Reference is hereby made to the Proxy Statement/Prospectus and to each exhibit attached thereto, each of which is incorporated by reference herein.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

  (a) Not applicable.

  (b)(i) Opinion and subsequent confirmation thereof of Deutsche Morgan Grenfell Inc. (incorporated by reference to ANNEX E-1 and ANNEX E-2 to the Proxy Statement/Prospectus).

  (ii) Materials presented to the IPC Board of Directors by Deutsche Morgan Grenfell Inc. on May 8, 1997 (furnished separately).

  (iii) Materials presented to IPC management by Deutsche Morgan Grenfell Inc. on July 16, 1997 (furnished separately).

  (c) Amended and Restated Agreement and Plan of Merger dated as of December 18, 1997 between IPC Information Systems, Inc. and Arizona Acquisition Corp. (incorporated by reference to ANNEX A to the Proxy Statement/Prospectus).

  Stockholders Agreement dated as of December 18, 1997 among Arizona Acquisition Corp. and certain stockholders of IPC Information Systems, Inc. (incorporated by reference to ANNEX D to the Proxy Statement/ Prospectus).

  Investors Agreement dated as of December 18, 1997 by and among IPC Information Systems, Inc., Cable Systems Holding, LLC, Richard P. Kleinknecht, David Walsh and Anthony Servidio attached as Exhibit 10.15 to the Registration Statement on Form S-4 filed on February 13, 1998.

  Share Exchange and Termination Agreement dated as of December 18, 1997 by and among IPC Information Systems, Inc., International Exchange Networks, Ltd., David Walsh and Anthony Servidio attached as Exhibit 10.16 to the Registration Statement on Form S-4 filed on February 13, 1998.

  Amended and Restated Employment Agreement dated as of December 18, 1997 between IPC Information Systems, Inc. and Richard P. Kleinknecht attached as
Exhibit 10.2.2 to the Registration Statement on Form S-4 filed on February 13, 1998.

  Amended and Restated Employment Agreement dated as of December 18, 1997 between IPC Information Systems, Inc. and Peter J. Kleinknecht attached as
Exhibit 10.3.2 to the Registration Statement on Form S-4 filed on February 13, 1998.

  (d) Proxy Statement/Prospectus and related Notice of Special Meeting and Proxy (incorporated by reference to the Proxy Statement/Prospectus and related material filed under Amendment No. 3 to the Registration Statement on Form S-4 by IPC Information Systems, Inc. on the date hereof).

  (e) Section 262 of the General Corporation Law of the State of Delaware (incorporated by reference to ANNEX F to the Proxy Statement/Prospectus).

  (f) Not applicable.

                                   SIGNATURE

  After due inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Schedule 13E-3 is true, complete and correct.

Dated: April 9, 1998.

                                          IPC Information Systems, Inc.

                                                    /s/ Daniel Utevsky
                                          By: _________________________________
                                            Name:Daniel Utevsky
                                            Title:Vice President and General
                                            Counsel

  After due inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this Schedule 13E-3 is true, complete and correct.

Dated: April 9, 1998.

                                                /s/ Richard P. Kleinknecht
                                          _____________________________________
                                                  Richard P. Kleinknecht